HIGHLAND FUNDS II

Highland Global Allocation Fund

(the “Fund”)

Class A – Ticker: HCOAX

Class C – Ticker: HCOCX

Class R – Ticker: HCORX

Class Y – Ticker: HCOYX

Supplement dated October 20, 2014 to the Prospectus for the Fund, dated February 1, 2014, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

CONTRACTUAL FEE WAIVER – HIGHLAND GLOBAL ALLOCATION FUND

Effective immediately, the fee table and expense example for the Highland Global Allocation Fund under the heading “Annual Fund Operating Expenses” and “Expense Example” on page 24 of the Prospectus are hereby deleted in their entirety and replaced with the following:

	Class A	Class C	Class R	Class Y
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.47%	0.47%	0.47%	0.47%
Acquired Fund Fees	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.16%	1.91%	1.41%	0.91%
Expense Reimbursement [3]	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.94%	1.69%	1.19%	0.69%

1

Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

2	“Other Expenses” reflect the expected class level expenses for the current fiscal year.
3

Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales (collectively, the “Excluded Expenses”)) of the Fund to 0.65% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses excluding Excluded Expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser within 36 months of the date such amounts are paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$665	$880	$1,135	$1,864
Class C: if you did not sell your shares	$172	$556	$989	$2,195
if you sold all your shares at the end of the period	$272	$556	$989	$2,195
Class R	$121	$402	$728	$1,652
Class Y	$70	$245	$459	$1,078

Effective immediately, the second paragraph under the heading “Management of the Funds – Management Fee” on page 51 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“HCMFA has contractually agreed to limit the total annual operating expenses of Dividend Equity Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.00% of average daily net assets attributable to any class of Dividend Equity Fund (the “Dividend Equity Fund Expense Cap”). HCMFA has contractually agreed to limit the total annual operating expenses of Small-Cap Equity Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.95% of average daily net assets attributable to any class of Small-Cap Equity Fund (the “Small-Cap Equity Expense Cap” and together with the Dividend Equity Fund Expense Cap, the “Expense Caps”). HCMFA has contractually agreed to limit the total annual operating expenses of Global Allocation Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 0.65% of average daily net assets attributable to any class of Global Allocation Fund (the “Global Allocation Fund Expense Cap”). The Small-Cap Equity Expense Cap, Dividend Equity Expense Cap and Global Allocation Fund Expense Cap will continue through at least January 31, 2016, January 31, 2015 and January 31, 2016, respectively, and may not be terminated prior to these dates without the action or consent of the Board of Trustees. The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant to its respective Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (except those expenses excluded under the Fund’s Expense Cap) of such Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of its Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser within 36 months of the date such amounts are paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under an Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUP-10/20/14